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                                                                      Exhibit 23




                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-46953) pertaining to the Lynch Corporation 401(k) Savings Plan of our report dated March 29, 2002, with respect to the consolidated financial statements and schedules of Lynch Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2001.


                                     /s/ ERNST & YOUNG LLP
                                     ---------------------
                                     ERNST & YOUNG LLP
Stamford, Connecticut
March 29, 2002